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                                                                     EXHIBIT 4.1


 TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                             READY FOR DELIVERY.


   NUMBER                                                             SHARES
     CA
                                      [LOGO]
CLASS A COMMON STOCK               AMERISAFE, INC.                PAR VALUE $.01
                          THE MANAGED RESULTS COMPANY(SM)

           INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                                               CUSIP 03071H 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

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*                                                                         *
*  THIS CERTIFIES THAT                                                    *
*                                                                         *
*                                                                         *
*                                                                         *
*                                                                         *
*                                                                         *
*                                                                         *
*                                                                         *
*                                                                         *
*  is the OWNER of                                                        *
*                                                                         *
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       FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF
                               AMERISAFE, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended from time to time, of the Corporation (a copy of which Articles is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        DATED


        /s/ [ILLEGIBLE]            [SEAL]            /s/ [ILLEGIBLE]


           SECRETARY                                      PRESIDENT


COUNTERSIGNED AND REGISTERED:

  AMERICAN STOCK TRANSFER & TRUST COMPANY
     (NEW YORK, NY)        TRANSFER AGENT
                           AND REGISTRAR.


AUTHORIZED SIGNATURE

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                               AMERISAFE, INC.


        The Articles of Incorporation of the Corporation set forth (a) the authorized amounts, designations, preferences, limitations and relative rights of each class of capital stock authorized to be issued and (b) a denial to shareholders of preemptive rights to acquire unissued or treasury shares of the Corporation. The Corporation will furnish to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office, and there is on file in the office of the Secretary of State of Texas, (i) a full statement of all of the designations, preferences, limitations and relative rights of the shares of each class or series of stock to the extent they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, preferences, limitations and relative rights of any subsequent series and (ii) a full statement of the denial of preemptive rights contained in the Articles of Incorporation.



    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
                                                        ------         --------
 TEN ENT - as tenants by the                            (Cust)          (Minor)
           entireties

 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors Act
           and not as tenants                                     --------------
           in common                                                 (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                     -----------------------------------------
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

            NOTICE:                     X
                                          -------------------------------------
    THE SIGNATURE(S) TO THIS ASSIGNMENT            (SIGNATURE)
    MUST CORRESPOND WITH THE NAME(S) AS
    WRITTEN UPON THE FACE OF THE    --- >
    CERTIFICATE IN EVERY PARTICULAR
    WITHOUT ALTERATION OR ENLARGEMENT   X
    OR ANY CHANGE WHATEVER.              --------------------------------------

                                         --------------------------------------
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS. SAVINGS AND LOAN
                                         ASSOCIATIONS AND CREDIT UNIONS WITH
                                         MEMBERSHIP IN AN APPROVED SIGNATURE
                                         GUARANTEE MEDALLION PROGRAM), PURSUANT
                                         TO S.E.C. RULE 17Ad-15.
                                         ---------------------------------------
                                         SIGNATURE(S) GUARANTEED BY:

                                         --------------------------------------